EXHIBIT 99.1


                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of August 1, 2006 (this "Agreement"), is entered into between WACHOVIA BANK, NATIONAL ASSOCIATION (the "Seller") and WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2006, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $2,440,050,296 (the "Wachovia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received.

            The Wachovia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $3,079,909,568 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place August 23, 2006, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase
Price") for the Mortgage Loans shall be equal to (i)        % of the Wachovia
Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $9,412,716, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date but does not reflect any deduction for any fees and/or expenses incurred in connection with this transaction.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27", or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27", or in blank;

            (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27, as assignee", or in blank;

            (ix) an original or copy of (a) any Ground Lease, Memorandum of Ground Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and (c) any environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

            (xiii) copies of any management agreements and applicable transfer or assignment documents;

            (xiv) copies of any cash management agreements and applicable transfer or assignment documents;

            (xv) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

            (xvi) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

            Notwithstanding the foregoing, with respect to the Prime Outlets Pool II Loan, the 2006-C26 Trustee will hold the original documents related to the Prime Outlets Pool II Loan for the benefit of the 2006-C26 Trust Fund, other than the Mortgage Note, which will be held by the Trustee under the Pooling and Servicing Agreement.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust Fund pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States of America and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws relating to or affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement;

            (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller; and

            (ix) The Seller has examined the Disclosure Material (as defined below) set forth in the Preliminary Prospectus Supplement (as defined below), the Prospectus Supplement (as defined below) to the accompanying Prospectus (as defined below), the Preliminary Memorandum (as defined below) and the Memorandum (as defined below), relating to the Certificates. The Seller hereby represents and warrants that the Disclosure Material is appropriately responsive in all material respects to the applicable requirements of Items 1104, 1110, 1111, 1117 and 1119 of Regulation AB with respect to the Seller and the Wachovia Mortgage Loans.

            (x) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or, with respect to any Companion Loan that is deposited into another securitization, the depositor in such other securitization) and the Trustee with any Additional Form 10-K Disclosure and any Additional Form 10-D Disclosure set forth next to the Purchaser's name on Exhibit U and Exhibit W, respectively, of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) On or before noon (Eastern Time) on March 15 of each year, the Seller shall provide to the Trustee and the Purchaser selected financial data as required by Item 1112(b) of Regulation AB with respect to the Prime Outlets Pool II Loan for so long as a Form 10-K or Form 10-D is required to be filed in respect of the Trust Fund for the preceding calendar year.

            (d) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and
(y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds or letter of credit, as applicable, or (B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than ninety (90) days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach; provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust Fund therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional ninety
(90) days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust Fund therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90-day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon thirty (30) days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible thirty
(30) day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, regardless of the document involved, no later than two years following the Closing Date; provided that the initial 90-day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred in good faith by the Purchaser in connection with such modification or accommodation (including, but not limited to, recoverable attorney fees) shall be paid by the Seller.

            (e) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or substituted Mortgage Loans.

            (f) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (g) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer with the consent of the Controlling Class Representative shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or
(b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have ten (10) Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale. If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that the Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to the Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the terms hereof including the costs related to contracting with the related Determination Party; provided that the foregoing procedure in this Section 3(g) shall not preclude such Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this Section 3(g)). If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (h) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within ninety (90) days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or require or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform its obligations under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency or body, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) The letters shall have been received from the independent accounting firm KPMG LLP, in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale and nothing has come to his attention that would lead him to believe that the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale, as of the Time of Sale, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (iii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable, shall consist of Annex A and Annex D thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "SUMMARY OF PROSPECTUS SUPPLEMENT--The Parties--The Mortgage Loan Sellers", "SUMMARY OF PROSPECTUS SUPPLEMENT--The Mortgage Loans", "RISK FACTORS--The Mortgage Loans", "DESCRIPTION OF THE MORTGAGE POOL--General", "--Mortgage Loan History", "--Certain Terms and Conditions of the Mortgage Loans", "--Assessments of Property Condition", "--Co-Lender Loans", "--Additional Mortgage Loan Information", "--Twenty Largest Mortgage Loans", "--The Sponsors", "--The Mortgage Loan Sellers" and "--Representations and Warranties; Repurchases and Substitutions." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement, the first and second full paragraphs on page "v" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's special loan committee authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchasers, their respective officers and directors, and each person, if any, who controls the Purchasers, any Underwriter or any Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon a breach or violation of the representations made by the Seller in
Section 3(a)(ix) hereof, (ii) arise out of or are based upon a breach of the representations made by the Seller in Section 3(a)(x) hereof, (iii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Memorandum, the Memorandum, the Diskette or in any revision or amendment of or supplement to any of the foregoing, (B) any Time of Sale Information or any Issuer Information contained in any Free Writing Prospectus prepared by or on behalf of the Underwriters (an "Underwriter Free Writing Prospectus") or contained in any Free Writing Prospectus which is required to be filed in accordance with the terms of the Underwriting Agreement, (C) any items similar to Free Writing Prospectuses forwarded by the Seller to the Initial Purchasers, or in any revision or amendment of or supplement to any of the foregoing or (D) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B), (C) and (D) above being defined as the "Disclosure Material"), or (iv) arise out of or are based upon the omission or alleged omission to state therein (in the case of Free Writing Prospectuses, when read in conjunction with the other Time of Sale Information, in the case of any items similar to Free Writing Prospectuses, when read in conjunction with the Memorandum) and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (D) above, when read in conjunction with the Memorandum and in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to any Disclosure Material described in clauses (A), (B) and (C) of the definition thereof, only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Preliminary Prospectus Supplement and the Prospectus Supplement, including without limitation Annex A thereto, any other Time of Sale Information, the Preliminary Memorandum, the Memorandum and the Diskette with respect to the Registered Certificates and any items similar to Free Writing Prospectuses forwarded to prospective investors in the Non-Registered Certificates and any Free Writing Prospectus), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum or the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 hereof or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchasers by the Seller; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Preliminary Prospectus Supplement or the Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this
Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchasers (or to the benefit of any person controlling such Underwriter or Initial Purchasers) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if
(x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum or, with respect to any Time of Sale Information only, by the delivery of a Corrected Free Writing Prospectus prior to the Time of Sale (in each case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus, Memorandum or Corrected Free Writing Prospectus (in each case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the Time of Sale of such Certificates, and (z) in the case of a corrected or amended Prospectus, Memorandum or Corrected Free Writing Prospectus, such Underwriter or Initial Purchasers received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the Time of Sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-131262 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus, dated August 10, 2006, as supplemented by the prospectus supplement, dated August 10, 2006 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the free writing prospectus, dated July 29, 2006, consisting of the preliminary free writing prospectus, including the base prospectus attached thereto, as supplemented and corrected by that certain free writing prospectus, dated August 4, 2006; "Preliminary Memorandum" shall mean the preliminary private placement memorandum, dated August 4, 2006, relating to the Non-Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum, dated August 10, 2006, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-PB, Class A-3, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Diskette" shall mean the diskette or compact disc attached to each of the Preliminary Prospectus Supplement, the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated August 4, 2006, and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser). "Free Writing Prospectus" shall mean a "free writing prospectus" as such term is defined pursuant to Rule 405 under the 1933 Act. "Corrected Free Writing Prospectus" shall mean a Free Writing Prospectus that corrects any previous Free Writing Prospectus prepared by or on behalf of any Underwriter and delivered to any purchaser that contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading. "Time of Sale" shall mean the time at which sales to investors of the Certificates were first made as determined in accordance with Rule 159 of the 1933 Act. "Time of Sale Information" shall mean each free writing prospectus listed on Exhibit B hereto (the first page of each such free writing prospectus is attached hereto). "Issuer Information" shall have the meaning given to such term in Rule 433(h) under the 1933 Act (as discussed by the Securities and Exchange Commission (the "Commission") in footnote 271 of the Commission's Securities Offering Reform Release No. 33--8591). "Regulation AB" shall have the meaning as defined in Subpart 229.1100
- Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123 of the 1933 Act, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchasers, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchasers shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchasers with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchasers' obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchasers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchasers' officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchasers, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchasers, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchasers, and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchasers and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Wachovia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus, Term Sheet, Preliminary Prospectus Supplement, each other Free Writing Prospectus, Preliminary Memorandum and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Free Writing Prospectus, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchasers; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the Preliminary Prospectus Supplement, the final form of the Memorandum and the final form of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchasers (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       WACHOVIA BANK, NATIONAL ASSOCIATION



                                       By:  /s/   Charles L. Culbreth
                                          --------------------------------------
                                          Name:  Charles L. Culbreth
                                          Title: Managing Director


                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161


                                       PURCHASER

                                       WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.



                                       By:  /s/ H. Royer Culp, Jr.
                                          --------------------------------------
                                          Name:  H. Royer Culp, Jr.
                                          Title: Vice President


                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

            For purposes of this Schedule I, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:
(i) at the time of the Seller's origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also, for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an Assignment of Leases.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, Prepayment Premiums or Yield Maintenance Charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12. The Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a "marked up" pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which to the Seller's knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in the portion of the Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid. The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title Insurance Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

13. Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each Mortgage or related Mortgage Loan documents is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or related Mortgage Loan documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan and accrued interest thereon. To the Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without 30 days prior written notice to the mortgagee (or, with respect to non-payment of premiums, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage or related Mortgage Loan documents require that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the insurer has a claims paying ability rating from S&P or Fitch of not less than "A-" (or the equivalent) or A.M. Best of not less than "A-:V" (or the equivalent).

14. (A) Other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the later of: (a) the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Redwood Trust, Inc., or an affiliate, or (b) the date of the origination of such Mortgage Loan, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or Prepayment Premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage or related Mortgage Loan documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or related Mortgage Loan documents.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan and if operated in accordance with Treasury Regulations
      Section 1.856-6, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

19. One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials ("ASTM") standards) were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition ("REC"), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the ASTM, with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy. The Mortgage Loan documents require the Mortgagor to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22.   Each Mortgage Loan is a whole loan (except in respect to each Co-Lender
      Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

23. The Mortgage or related Mortgage Loan documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). The Mortgage or related Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Redwood Trust, Inc., or an affiliate.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27. To the Seller's knowledge, as of the date of origination of such Mortgage Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller's knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance. Any non-conformity with zoning laws constitutes a legal non-conforming use or structure (i) which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, (ii) for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or (iii) which does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or Prepayment Premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The Mortgage Loan documents require the Mortgagor to maintain all such licenses, permits, authorizations and franchises.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor who is a natural person accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any Prepayment Premium and Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including Rating Agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50. Each Mortgage or related Mortgage Loan documents require the Mortgagor, upon request, to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses), rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

      (a)   the Seller:

                  (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

                  (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

      in each case, with respect to (i) or (ii), to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Mortgagor's ability to recover under such policy;

      (b)   all premiums for such insurance have been paid;

      (c)   such insurance is in full force and effect;

      (d) such insurance has a term of at least five years beyond the maturity date (or the Anticipated Repayment Date for ARD Loans) of such Mortgage Loan;

      (e) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead-based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos-containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and
            (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on Schedule II, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

      (f)   rights under such policy inure to the benefit of the Purchaser.

53. Each Mortgage Loan was originated by or for a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution that is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act; each Mortgaged Property consists of one or more separate tax parcels of real property upon which is located one or more commercial structures and otherwise meets the requirements for eligibility under the Secondary Mortgage Market Enhancement Act of 1984 for commercial property; and

54. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except with respect to loan numbers 6, 14.02, 14.03, 15, 60, 72, 129 and 142 listed on the Mortgage Loan Schedule, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease) (or, with respect to loan numbers 15 and 129, which Mortgage Loans are secured by fee interests with respect to certain of the related Mortgaged Properties and ground leases with respect to other of the related Mortgaged Properties), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date, and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

      (b) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

      (c) The Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

      (d) As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the Cut-Off Date;

      (e) Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

      (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                   SCHEDULE II

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                                 WCMSI 2006-C27

Exceptions to Representation 5
------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
41       Montrose Metro Centre I                             The Mortgage Loan has an "IDOT" structure, whereby the
45       Montrose Metro Centre II                            obligations of the Mortgagor are guaranteed by the property owner, and which guaranty is secured by certain real
                                                             property under an Indemnity Deed of Trust.

Exceptions to Representation 8
------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
145      Conn's San Antonio, TX                              DDR DB SA Ventures LP has the option to purchase the
                                                             Mortgaged Property if tenant ceases operation for 1 yr
                                                             pursuant to recorded restrictive covenant in an amount that will be sufficient to satisfy the mortgage debt.
------------------------------------------------------------------------------------------------------------------------------------
2        Prime Outlets Pool II Loan                          Each of these Mortgage Loans is cross-collateralized
4        BlueLinx Holdings Pool                              and cross-defaulted with its related Companion Loan,
5        RLJ Hotel Pool                                      which is not included in the Mortgage Pool. In
5        Hampton Inn and Suites - Tucson Mall                addition, each Companion Loan is secured by the same
6        500-512 Seventh Avenue                              Mortgaged Property and the same Mortgage securing its
16       AIM Investments Corporate Campus                    related Mortgage Loan.
20       Acacia Park Apartments
50       Oak Park Manor Apts.
96       TownePlace Suites - Tucson, AZ
124      La Posada Lodge & Casitas

Exceptions to Representation 13
-------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
113      Walgreens - Baltimore, MD                           The Loan Documents acknowledge that the lease to Walgreens
132      Walgreens - Taylorville, IL                         permits the tenant to self-insure for damages to the
142      Walgreens - Glen Burnie, MD                         Mortgaged Property and such self-insurance shall satisfy
                                                             the insurance requirements of the Mortgage.

Exceptions to Representation 22
-------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
17      .Shorepark at Riverlake                              Wachovia Development Corporation, an affiliate of the
24      .Woodcreek Apartments                                Seller, owns an interest in the related Mortgagor.
26      .Bay Village Apartments

Exceptions to Representation 23
-------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
56       Parkwood East Apartments                            Transfers of tenancy in common interests among and between
68       Adagio Apartments                                   then-existing tenants in common are permitted subject to
                                                             certain conditions.

                                                             Notwithstanding any of the foregoing, the Mortgagor shall
                                                             consent to one or more sales, conveyances or transfers of
                                                             the Mortgage Property or tenant in common interest subject to certain conditions.
------------------------------------------------------------------------------------------------------------------------------------
104      Cole JC Penney - Independence, MO                   The Mortgaged Property can be transferred by the Mortgagor
122      Cole Walgreen's Albany, OR                          to an Affiliate or to a newly created entity wholly owned
                                                             by the beneficial owners of the Mortgagor subject to
                                                             certain conditions.
                                                             The Mortgagor can transfer 100% of its beneficial interest in the Mortgagor to one of Cole's REITs without consent of the Mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
3        One Illinois Center                                 (a) One-time transfer of direct or indirect ownership
                                                             interest in the Mortgagor is permitted without lender
                                                             consent provided certain conditions are met.
                                                             (b) Pledges of ownership interest are permitted provided
                                                             (i) no event of default, (ii) pledge is made to
                                                             institutional lender, (iii) property shall continue to be
                                                             managed by a qualified property manager, (iv) in the event such transfer results in change of control of the
                                                             Mortgagor, certain conditions are satisfied.
                                                             (c) Lender consent is not required for sale of stock
                                                             provided such stock is listed on NYSE.

Exceptions to Representation 26
-------------------------------

                            Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
4        BlueLinx Holdings Pool                                The related Mortgage Loan documents permit a portion of
5        RLJ Hotel Pool                                        the Mortgaged Property to be substituted , subject to
104      Cole JC Penney - Independence MO                      several conditions set forth in the related Mortgage Loan
122      Cole Walgreens Albany, OR                             documents.
133      Cole Walgreens New Kensington PA
136      Cole CVS Orlando, FL
140      Cole CVS Robertsdale, AL
141      Cole CVS Haines City, FL
143      Cole CVS Gulfport, MS
145      Conn's San Antonio, TX
150      Cole Office Depot Warrensburg MO
151      Cole CVS Columbia, TN II
152      Cole CVS Columbia, TN I
154      Cole CVS Scioto Trail Portsmouth OH
155      Cole Rite Aid Cleveland, OH
156      Cole Rite Aid Fremont, OH
157      Family Dollar Lakewood OH
159      Cole Advance Auto Holland Township
161      Cole Advance Auto Holland MI
162      Cole Advance Auto Zeeland MI
------------------------------------------------------------------------------------------------------------------------------------
4        BlueLinx Holdings Pool                                The related Mortgage Loan documents permit a portion of
5        RLJ Hotel Pool                                        the Mortgaged Property to be released, subject to certain
8        Harden Ranch Plaza                                    conditions set forth in the related Mortgage Loan
14       Beverly Hills Office Pool                             documents.
22       55 Francisco

Exceptions to Representation 27
-------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
75       Deerwood Meadows                                    The Mortgaged Property is legal non-conforming and no law
                                                             and ordinance insurance is in place for each Mortgaged
                                                             Property.
------------------------------------------------------------------------------------------------------------------------------------
36       Copperfield Village                                 The Mortgaged Property is located in Texas where a zoning
                                                             title insurance endorsement is not available. Wachovia
                                                             agreed to accept the opinion that Assignment of Leases is a valid, enforceable obligation of the Mortgagor, but agreed not to require a lien opinion and instead rely on the title insurance policy as to lien attachment.
------------------------------------------------------------------------------------------------------------------------------------
43       1200 South Avenue                                   The Mortgaged Property is non-conforming due to
138      Lemans Apartments CREF                              insufficient parking spaces.
------------------------------------------------------------------------------------------------------------------------------------
15       Montecito Plaza                                     If there is a casualty or condemnation of 40% or more of
                                                             the Mortgaged Property and Mortgagee requests that the
                                                             Mortgaged Property be restored or repaired, the Mortgagor
                                                             may elect to pay the Mortgage Loan in full at par instead
                                                             of repairing or restoring the Mortgaged Property.

Exceptions to Representation 29
-------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
15       Montecito Plaza                                     Each Mortgage Loan has an original principal balance above
16       AIM Investments Corporate Campus                    $15,000,000.00 and is not a single purpose bankruptcy remote
17       Shorepark Apartments                                borrower.
18       National Bank Plaza
23       Spring Mill
24       Woodcreek Apartments
26       Bay Village Apartments
37       Bridford Lake
38       Medici Apartments
41       Montrose Metro I
44       Sterling University Village
45       Montrose Metro II
46       Conner Farms
47       Park West End Apartments
53       Chino Towne Center
54       AMLI at Eagle Creek
88       Camden Wilshire Apartments
159      Beverly Hills Office Pool
------------------------------------------------------------------------------------------------------------------------------------
18       National Bank Plaza                                 Each Mortgage Loan has an original principal balance above
33       Cicero Market Place                                 $20,000,000.00 and does not have a counsel's opinion
35       Sheraton - Baltimore North                          regarding non-consolidation of the Mortgagor in any solvency
36       Copperfield Village                                 proceeding.
37       Bridford Lake
38       Medici Apartments
159      Beverly Hills Office Pool

Exceptions to Representation 31
-------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
159      Beverly Hills Office Pool                           Pending litigation between sponsor/principal and affiliate and tenant regarding tenant's claim to interest in profits from the Mortgagor's sale of a property in 1998. The
                                                             Mortgagor and guarantor have provided indemnification for
                                                             any costs incurred by Mortgagees as a result of the
                                                             litigation.

                                                             Also, pending litigation between sponsor Alan Casden, his
                                                             related entities and a family member surrounding the family member's past employment with affiliates of the Mortgagor
                                                             and his termination therefrom.
------------------------------------------------------------------------------------------------------------------------------------
4        BlueLinx Holdings Pool                              (1) Guarantor is defendant in suit attempting to retrieve
                                                             $16,000,000.00 in alleged preferential payments in
                                                             connection with a bankruptcy proceeding.
                                                             (2) Guarantor is defendant in suit attempting to retrieve
                                                             $4,241,798.66 in alleged preferential payments in
                                                             connection with bankruptcy proceeding.
                                                             (3) Guarantor is defendant in suit attempting to retrieve
                                                             $600,668.24 in alleged preferential payments in connection with bankruptcy proceeding.
                                                             (4) Guarantor is plaintiff is lawsuit against Wachovia for
                                                             $126,062.82 for payment Wachovia made from a BlueLinx
                                                             account which was evidently stolen and fraudulently
                                                             modified.
------------------------------------------------------------------------------------------------------------------------------------
105      Lakeside at Lyons                                   Guarantor is defendant in tortuous interference suit for
                                                             $200,000.00.
------------------------------------------------------------------------------------------------------------------------------------
113      Walgreens - Baltimore, MD                           An affiliate of the Mortgagor, Maple Plaza Ltd. is involved
132      Walgreens - Taylorville, IL                         in a slip and fall lawsuit. The amount in controversy is
142      Walgreens - Glen Burnie, MD                         covered by insurance. An affiliate of the Mortgagor, Maple
                                                             Plaza Ltd. has in the past 20 years defaulted and/or been
                                                             delinquent on a commercial mortgage loan, had been a debtor in a bankruptcy action, and had extraordinary course of
                                                             business litigation pending.

Exceptions to Representation 36
-------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
72       Wrigley Marketplace                                 Wachovia has taken collateral assignment of, but does not
                                                             hold, a $544,340.00 escrow deposited by the seller with the title company for the benefit of the Mortgagor.

Exceptions to Representation 40
-------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
1       .One Financial Place                                 The guarantor for each of these Mortgage Loans is not a
2       .Prime Outlets at Birch Run                          natural person
2       .Prime Outlets at Williamsburg
2       .Prime Outlets at Hagrestown
3       .One Illinois Center
4       .BlueLinx Holdings Pool
5       .RLJ Hotel Pool
13       Sierra Health Services
14       Beverly Hills Office Pool
15       Montecito Plaza
17       Shorepark at Riverlake
19       Vista Pointe Apartments
23       Spring Mill
24       Woodcreek Apartments
25       Regency Park
26       Bay Village Apartments
28       Carmel Center
29       Redhill Hampton Bay Apartments
36       Copperfield Village
44       Sterling University Village
46       Conner Farms
48       Midtown Plaza
50       Oak Park Manor Apts.
51       Springwells Park Apts.
53       Chino Towne Center
54       AMLI at Eagle Creek
60       Villas by the Lake Apartments
72       Wrigley Marketplace
73       Westbrooke Village North
74       Shoppes at Brentwood Hills
79       Watauga Town Center
82       Pinetree Plaza
83       Concord Place
88       Westbrooke Village South
91       Courtyard by Marriot, Cromwell, CT
92       Deerfield Woods Apts.
97       Fairfield Inn - Hammond, IN
104      Cole JC Penney - Independence MO
111      Stephenson House Apts.
112      Comfort Inn Mystic
114      1420 Chicago
115      Holiday Inn Express Southington, CT
122      Cole Walgreens Albany, OR
133      Cole Walgreens New Kensington PA
136      Cole CVS Orlando, FL
137      Jacob Heights Phase III
140      Cole CVS Robertsdale, AL
141      Cole CVS Haines City, FL
142      AIM Investments Corporate Campus
143      Cole CVS Gulfport, MS
144      Cole CVS Scioto Trail Portsmouth OH
146      Irongate Village Shopping Center
148      Cole Advance Auto Zeeland MI
149      Cole Advance Auto Holland MI
159      Cole Advance Auto Holland Township MI
150      Office Depot - Warrensburg, MO
151      Cole CVS Columbia, TN II
152      Cole CVS Columbia, TN I
154      Conn's San Antonio, TX
155      Cole Rite Aid Cleveland, OH
156      Cole Rite Aid Fremont, OH
157      Family Dollar Lakewood OH
         Westlakes Villas
         Charles River Place
------------------------------------------------------------------------------------------------------------------------------------
30       Jay Street                                          There is no guarantor for this Mortgage Loan.
41       Montrose Metro I
42       Montrose Metro II
------------------------------------------------------------------------------------------------------------------------------------
71       Spring Hill Plaza                                   The Mortgagor shall be fully and personally liable and
                                                             subject to legal action up to an amount equal to $1,350,000
                                                             (i) for proceeds paid under insurance, (ii) for proceeds
                                                             resulting from condemnation, (iii) for all tenant security deposits, (iv) for rent and other payments received, (v)
                                                             for rents, issues, profits and revenues received after an
                                                             Event of Default, (vi) for waste committed to property
                                                             resulting from intentional misconduct or gross negligence,
                                                             (vii) for failure to pay taxes, assessments or mechanics
                                                             liens, (viii) for all obligations and indemnities of the
                                                             Mortgagor, and (ix) for fraud, material misrepresentation
                                                             and failure to disclose material facts and for any and all losses, damages and expenses of Lender arising out of the
                                                             Mortgagors ownership.

Exceptions to Representation 46
-------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
13       Sierra Health Services                              Each Mortgaged Property is encumbered by existing secondary
44       Sterling University Place                           debt.
47       Park West End Apartments
53       Chino Towne Center
66       Pointwest Business Park
75       Deerwood Meadows
77       Cardinal Apartments

Exceptions to Representation 47
-------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
142      Walgreens - Glen Burnie, MD                         The Mortgaged Property is not currently a separate tax lot.
                                                             The loan documents provide for the impounding of taxes on
                                                             the larger lot of which the Mortgaged Property is a part
                                                             and shall be released annually upon proof of the payment of taxes on such larger lot.

Exceptions to Representation 50
-------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
16       AIM Investments Corporate Campus                    Each Mortgage Loan has an original principal balance above
104      Cole JC Penney - Independence MO                    $5,000,000.00 and the related Mortgage Loan documents do
                                                             not require quarterly operating statements.
------------------------------------------------------------------------------------------------------------------------------------
8        Harden Ranch Plaza                                  Each Mortgage Loan has an original principal balance above
20       Acacia Park Apartments                              $20,000,000.00 and the Mortgage Loan documents do not
23       Spring Mill                                         require audited annual financial statements.
28       Carmel Center
33       Cicero Market Place
34       AMLI at Killian Creek
36       Copperfield Village
37       Bridford Lake

Exceptions to Representation 54(a)
----------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
15       Montecito Plaza                                     The Mortgaged Property contains a fee simple interest but
                                                             also includes an unrecorded ground lease with the City of
                                                             San Rafael for dock space. There is an assignment of the
                                                             tenant's interest in the ground lease to the Mortgagor
                                                             recorded, which contains a copy of the ground lease.

Exceptions to Representation 54(b)
----------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
60       Villas by the Lake Apartments                       The ground lease is subordinate to a lien on the fee estate that secures bond financing. However, the bond trustee has provided in the Bond Loan documents that it will not
                                                             foreclose on the fee estate so long as the tenant is not in default under the ground lease.

Exceptions to Representation 54(c)
----------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
60       Villas by the Lake Apartments                       The related Mortgage Loan documents are silent as to
142      Walgreens - Glen Burnie, MD                         assignability without the consent of the ground lessor.
------------------------------------------------------------------------------------------------------------------------------------
15       Montecito Plaza                                     The related Mortgage Loan contains a ground lease which is not freely assignable by the mortgagee without the consent of the lessor.

Exceptions to Representation 54(e)
----------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
60       Villas by the Lake Apartments                       The related ground lease is silent as to whether a notice
142      Walgreens - Glen Burnie, MD                         of termination given under such ground lease is effective
                                                             against the Mortgagor unless a copy has been delivered to
                                                             the Mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
15       Montecito Plaza                                     The related Mortgaged Property contains a ground lease
                                                             which does not require notice of lessee's default to be
                                                             given to mortgagee at the same time as lessee's notice.

Exceptions to Representation 54(f)
----------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
15       Montecito Plaza                                     The related Mortgaged Property contains a ground lease
                                                             which does not require the mortgagee receive an opportunity to cure all defaults before lessor may terminate the lease.

Exceptions to Representation 54(g)
----------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
60       Villas by the Lake Apartments                       The term of the Ground Lease is not more than 20 years
                                                             beyond the Maturity Date of the Loan. However, at
                                                             expiration of the Ground Lease the fee estate may be
                                                             purchased by the tenant for $1.

Exceptions to Representation 54(h)
----------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
6        500-512 Seventh Avenue                              The related Ground Lessor did not join in the mortgage as
15       Montecito Plaza                                     required by the related Ground Lease.
60       Villas by the Lake Apartments
72       Wrigley Marketplace
142      Walgreens - Glen Burnie, MD
------------------------------------------------------------------------------------------------------------------------------------
15       Montecito Plaza                                     The related Mortgaged Property contains a ground lease
                                                             which does not allow the leasehold mortgagee the right to
                                                             receive a new lease upon termination or lessee's interest.

Exceptions to Representation 54(i)
----------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
142      Walgreens - Glen Burnie, MD                         The related Mortgage Loan document is silent as to whether leasehold mortgagee has right to supervise and control
                                                             insurance or condemnation proceeds.
------------------------------------------------------------------------------------------------------------------------------------
15       Montecito Plaza                                     The related Mortgaged Property contains a ground lease
                                                             which does not give the leasehold mortgagee the right to
                                                             supervise insurance or condemnation proceeds.

Exceptions to Representation 54(k)
----------------------------------

                           Loans                                               Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
60       Villas by the Lake Apartments                       The related Mortgage Loan documents are silent as to
142      Walgreens - Glen Burnie, MD                         whether the ground lease can be amended, modified,
                                                             terminated, surrendered or cancelled without written
                                                             permission of the Mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
15       Montecito Plaza                                     The related Mortgaged Property contains a ground lease
                                                             which may be amended, modified, terminated, surrendered or cancelled without written permission of the mortgagee.

                                    EXHIBIT A

                             Mortgage Loan Schedule

Mortgage      Loan Group
Loan Number   Number       Property Name                                        Address
-----------   ----------   --------------------------------------------------   ----------------------------------------------
1                      1   One Financial Place                                  440 South LaSalle Street
2                      1   Prime Outlets Pool II(1)                             Various
2                          Prime Outlets at Birch Run                           12240 South Beyer Road
2                          Prime Outlets at Williamsburg                        5715-62A Richmond Road
2                          Prime Outlets at Hagerstown                          495 Prime Outlets Boulevard
3                      1   One Illinois Center                                  111 East Wacker Drive
4                      1   BlueLinx Holdings Pool(1)                            Various
4                          Blue Linx - Frederick, MD                            4300 Georgia Pacific Boulevard
4                          Blue Linx - Bellingham, MA                           419 Maple Street
4                          Blue Linx - University Park, IL                      2101 Dralle Road
4                          Blue Linx - Lawrenceville, GA                        200 Hosea Road
4                          Blue Linx - Yulee, FL                                86554 Gene Lasserre Boulevard
4                          Blue Linx - Newark, CA                               38811 Cherry Street
4                          Blue Linx - Butner, NC                               1712 D Street
4                          Blue Linx - Ft. Worth, TX                            4747 Mark IV Parkway
4.09                       Blue Linx - City of Industry, CA                     14750 Nelson Avenue
4.10                       Blue Linx - Ypsilanti, MI                            6101 McKean Road
4.11                       Blue Linx - National City, CA                        901 Bay Marina Drive
4.12                       Blue Linx - Englewood, CO                            360 Inverness Drive South
4.13                       Blue Linx - Independence, KY                         10347 Toebben Drive
4.14                       Blue Linx - Bridgeton, MO                            13860 Corporate Woods Trail
4.15                       Blue Linx - Beaverton, OR                            10515 SW Allen Street
4.16                       Blue Linx - N. Kansas City, MO                       1727 Warren Street
4.17                       Blue Linx - Tampa, FL                                815 South 56th Street
4.18                       Blue Linx - Denville, NJ                             1 Luger Road
4.19                       Blue Linx - Woodinville, WA                          12815 NE 178th Street
4.20                       Blue Linx - Denver, CO                               3900 Uvalda Street
4.21                       Blue Linx - Miami, FL                                3201 NW 110th Street
4.22                       Blue Linx - Riverside, CA                            1450 Citrus Street
4.23                       Blue Linx - Houston, TX                              650 Gellhorn Drive
4.24                       Blue Linx - Erwin, TN                                1040 South Industrial Boulevard
4.25                       Blue Linx - Maple Grove, MN                          8175 Jefferson Highway
4.26                       Blue Linx - Pensacola, FL                            4601 McCoy Drive
4.27                       Blue Linx - Elkhart, IN                              225 Collins Road
4.28                       Blue Linx - Tulsa, OK                                5717 North Mingo
4.29                       Blue Linx - Midfield, AL                             1523 Industrial Boulevard
4.30                       Blue Linx - Newtown, CT                              27 South Main Street
4.31                       Blue Linx - Nashville, TN                            331 28Th Ave North
4.32                       Blue Linx - Charlotte, NC                            3300 Parkside Drive
4.33                       Blue Linx - Allentown, PA                            6980 Snowdrift Road
4.34                       Blue Linx - San Antonio, TX                          535 N Ww White Road
4.35                       Blue Linx - Richmond, VA                             4700 Bethlehem Road
4.36                       Blue Linx - New Stanton Township, PA                 Old Route 119 & Hunker Road
4.37                       Blue Linx - Albuquerque, NM                          1820 Bellamah Avenue NW
4.38                       Blue Linx - Yaphank, NY                              319 Yaphank Avenue
4.39                       Blue Linx - Portland, ME                             508 Warren Avenue
4.40                       Blue Linx - Memphis, TN                              4287 Pilot Drive
4.41                       Blue Linx - Shelburne, VT                            142 Pine Haven Shore Road
4.42                       Blue Linx - Fargo, ND                                3941 15th Avenue North
4.43                       Blue Linx - Shreveport, LA                           2801 Valley View Drive
4.44                       Blue Linx - Lake City, FL                            694 SE County Road 245
4.45                       Blue Linx - Little Rock, AR                          3101 Dugan Street
4.46                       Blue Linx - Virginia Beach, VA                       200 Price Street
4.47                       Blue Linx - Tallmadge, OH                            550 Munroe Falls Road
4.48                       Blue Linx - Eagan, MN                                2871 West Service Road
4.49                       Blue Linx - Springfield, MO                          3220 East Cherry Street
4.50                       Blue Linx - Sioux Falls, SD                          4501 North 4th Avenue
4.51                       Blue Linx - El Paso, TX                              6990 Market Street
4.52                       Blue Linx - Des Moines, IA                           5631 NE 17th Street
4.53                       Blue Linx - Harlingen, TX                            3028 Wilson Road
4.54                       Blue Linx - Grand Rapids, MI                         825 Buchanan Avenue SW
4.55                       Blue Linx - North Charleston, SC                     4290 Atlanta Street
4.56                       Blue Linx - Wausau, WI                               809 South 62nd Avenue
4.57                       Blue Linx - Lubbock, TX                              702 East 44th Street
4.58                       Blue Linx - Pearl, MS                                555 Gulf Line Road
5.00                   1   RLJ Hotel Pool(1)                                    Various
5.01                       Marriott - Denver, CO                                10345 Park Meadows Drive
5.02                       Marriott - Bedford Park, IL                          6520 S Cicero Avenue
5.03                       Renaissance - Plantantion, FL                        1230 Pine Island Road
5.04                       Marriott - Austin, TX                                4415 S IH 35
5.05                       Hilton Garden Inn - Bedford Park, IL                 6530 S Cicero Avenue
5.06                       Residence Inn - Plantation, FL                       130 N University Drive
5.07                       Renaissance - Broomfield, CO                         500 Flatiron Boulevard
5                          Courtyard - Salt Lake City, UT                       4843 W Douglas Corrigan
5                          Residence Inn Galleria - Houston, TX                 2500 McCue Road
5                          Hampton Inn - Bedford Park, IL                       6540 S Cicero Avenue
5                          Marriott - Pontiac, MI                               3600 Centerpoint Parkway
5                          Holiday Inn Express - Bedford Park, IL               6500 S Cicero Avenue
5                          Courtyard - Austin, TX                               9409 Stonelake Boulevard
5                          Springhill Suites - Austin, TX                       4501 S IH 35
5                          Residence Inn - Round Rock, TX                       2505 S IH 35
5                          Residence Inn - Austin, TX                           3713 Tudor Boulevard
5                          Courtyard - Tampa, FL                                10152 Palm River Road
5                          Residence Inn - Pontiac, MI                          3333 Centerpoint Parkway
5                          Residence Inn - Schaumberg, IL                       1610 McConnor Parkway
5                          Sleep Inn - Bedford Park, IL                         6650 S Cicero Avenue
5                          Springhill Suites - Schaumberg, IL                   1550 McConnor Parkway
5                          Fairfield Inn & Suites - Brandon, FL                 10150 Palm River Road
5                          Courtyard - Fort Wayne, IN                           1619 W Washington Center Road
5                          Courtyard - Louisville, KY                           10200 Champion Farms Drive
5                          Courtyard - Merrillville, IN                         7850 Rhode Island Avenue
5                          Residence Inn - Louisville, CO                       845 Coal Creek Circle
5                          Residence Inn - Fishers, IN                          9765 Crosspoint Boulevard
5                          Courtyard - Sugarland, TX                            12655 Southwest Freeway
5                          Residence Inn - Sugarland, TX                        12703 Southwest Freeway
5                          Fairfield Inn & Suites - Merrillville, IN            8275 Georgia Street
5                          Courtyard - Mesquite, TX                             2300 Highway 67
5                          Residence Inn - Merrillville, IN                     8018 Delaware Place
5                          Courtyard - Mishawaka, IN                            4825 North Main Street
5                          Courtyard - Pontiac, MI                              3555 Centerpoint Parkway
5                          Residence Inn II - Austin, TX                        4537 S IH-35
5                          Hampton Inn - Merrillville, IN                       8353 Georgia Street
5                          Holiday Inn Express - Merrillville, IN               8375 Georgia Street
5                          Courtyard - Valparaiso, IN                           2301 E Morthland Drive
5                          Fairfield Inn & Suites - Austin, TX                  4525 S IH 35
5                          Holiday Inn Select - Grand Rapids, MI                3063 Lake Eastbrook Boulevard
5                          Residence Inn - South Bend, IN                       716 N Niles Avenue
5                          Courtyard - Benton Harbor, MI                        1592 Mall Drive
5                          Fairfield Inn & Suites - Valparaiso, IN              2101 E Morthland Drive
6                      1   500-512 Seventh Avenue(1)                            500 & 512 Seventh Avenue, 228 West 38th Street
8                      1   Harden Ranch Plaza                                   1490 North Main Street
9                      2   Bacara and Montelena at the Canyons                  19920 and 19940 North 23rd Avenue
13                     1   Sierra Health Services                               2716 North Tenaya Way
14                     1   Beverly Hills Office Pool                            Various
14                         Wilshire Doheny Building                             9090 Wilshire Boulevard
14                         Wilshire La Peer Building                            8942 Wilshire Boulevard
14                         Wilshire Palm Building                               9150 Wilshire Boulevard
15                     1   Montecito Plaza                                      209-473 Third Street
16                     1   AIM Investments Corporate Campus                     4350, 4340, 4346 South Monaco Street
17                     2   Shorepark at Riverlake                               7952 Pocket Road
18                     1   National Bank Plaza                                  3101 North Central Avenue
19                     2   Vista Pointe Apartment Homes(3)                      175 South Rio Vista Street
20                     2   Acacia Park Apartments                               5280 North Little Mountain Drive
21                     1   Montrose Metro Centre I                              11921 Rockville Pike
22                     1   55 Francisco Street                                  55 Francisco Street
23                     2   AMLI on Spring Mill(4)                               14637 Handel Drive
24                     2   Woodcreek Apartments                                 3280 SW 170th Avenue
25                     1   Regency Park Shopping Center                         9148 Metcalf Avenue
26                     2   Bay Village Apartments                               1107 Porter Street
28                     2   Carmel Center(5)                                     675 Beacon Street
29                     2   Hampton Bay Apartments                               6305 South 238th Place
30                     1   Jay Street Technology Centre                         3101-3151 Jay Street
31                     1   Philadelphia Design and Distribution Center          4422-88 Wissahickon Avenue
33                     1   Cicero Market Place                                  5701 East Circle Drive
34                     2   AMLI at Killian Creek                                2300 Country Walk
35                     1   Sheraton - Towson, MD                                903 Dulaney Valley Road
36                     1   Copperfield Village Shopping Center                  7081 State Highway 6 North
37                     2   Bridford Lake                                        1150 Bridford Lake Circle
38                     1   Medici Apartment Homes                               4450 El Centro Road
42                     1   545 West 111th Street                                545 West 111th Street
43                     1   1200 South Avenue                                    1200 South Avenue
44                     2   Sterling University Village                          117 Holleman Drive West
45                     1   Montrose Metro Centre II                             11919 Rockville Pike
46                     2   Conner Farms                                         11400 Gables Drive
47                     2   Park West End Apartments                             5300 Glenside Drive
48                     1   Midtown Plaza(6)                                     1800 Snow Road
49                     2   Wilshire Place                                       6000 Hollister Street
50                     2   Oak Park Manor                                       13600 Kenwood Street
51                     2   Springwells Park                                     15630 Middlebury Drive
52                     1   101 North Monroe Street                              101 North Monroe Street
53                     1   Chino Towne Center                                   12101-12233 Central Avenue
54                     2   AMLI at Eagle Creek                                  5525 Elkhorn Drive
55                     1   Melville New York Pool                               Various
55                         50 Republic Road                                     50 Republic Road
55                         40 Marcus Drive                                      40 Marcus Drive
56                     2   Parkwood East Apartments                             1720 Kirkwood Drive
59                     1   Hamilton Financial Center                            9201 Fourth Avenue
60                     2   Villas by the Lake Apartments                        1 Lakeview Way
61                     1   Hampton Inn - Charlotte, NC                          6700 Phillips Place Court
62                     2   Champions Club Apartments                            4200 Harwin Place
65                     1   Carmel Village                                       7510 Pineville-Matthews Road
66                     1   Point West Business Park                             1800-1832 Tribute Road
67                     1   North Oaks Village Pool                              Various
67                         North Oaks Village Center Retail Center              111-123 & 845-895 Village Center Drive
67                         Village Center Financial Building                    100 Village Center Drive
67                         Village Center Professional Building                 700 Village Center Drive
68                     2   Adagio Apartments                                    15645 North 35th Avenue
71                     1   Spring Hill Plaza                                    4935 Columbia Pike
72                     1   Wrigley Marketplace                                  141-281 East Willow Street
73                     1   Westbrooke Village Shopping Center North             7311-7399 Quivira Road
74                     1   Shoppes at Brentwood Hills                           782 Old Hickory Boulevard
75                     2   Deerwood Meadows                                     6400 Old Oak Ridge Road
77                     2   The Cardinal                                         6400 Oak Ridge Road
78                     1   Hampton Inn and Suites Tucson Mall - Tucson, AZ(7)   5950 North Oracle Road
79                     1   Watauga Town Center                                  8428 Denton Highway
80                     1   Candler-McAfee                                       2000 candler road
81                     1   Fountain Court                                       6255 Manatee Avenue West
82                     1   Pinetree Plaza Shopping Center                       US 50 at State Highway 291
83                     1   Concord Place                                        10638 Concord Road
85                     1   Gaige House Inn - Glen Ellen, CA(8)                  13540 Arnold Drive
86                     2   Hill at Woodway Apartments                           10951 Laureate Drive
87                     1   Gander Mountain - Blaine, MN                         10650 Baltimore Street NE
88                     1   Westbrooke Village Shopping Center South             7405-7471 Quivira Road
91                     1   Courtyard by Marriott - Cromwell, CT                 4 Sebethe Drive
92                     2   Deerfield Woods                                      19559 Farmington Road
96                     1   TownePlace Suites - Tucson, AZ(9)                    405 West Rudasill Road
97                     1   Fairfield Inn - Hammond, IN                          7720 Corinne Drive
99                     1   Coolwood Plaza                                       2168-2274 U.S. Highway 30
100                    1   575 West Crossroads Parkway                          575 West Crossroads Parkway
101                    1   Sav-On - San Pedro, CA                               700 South Gaffney Street
102                    1   Wakefield Business Park                              1512-1518 Jabez Run Road
104                    1   JC Penney - Independence, MO                         17610 East 39th Street
105                    1   Lakeside @ Lyons                                     6810 & 6820 Lyons Technology Circle
108                    1   Pinebrook Commerce Center                            2470 Satellite Boulevard
109                    1   Sav-On - Duarte, CA                                  2315, 2325-2327 Huntington Drive
111                    2   Stephenson House                                     27700 Stephenson Highway
112                    1   Comfort Inn - Mystic, CT                             48 Whitehall Avenue
113                    1   Walgreens - Baltimore, MD                            6301 York Road
114                    1   1420 Chicago                                         1420 Chicago Avenue
115                    1   Holiday Inn Express - Southington, CT                120 Laning Street
118                    1   The Suffolk County Department of Health Building     225 Rabro Drive
120                    1   New Kent Crossing Shopping Center                    2583 New Kent Highway
122                    1   Walgreens - Albany, OR                               1700 Pacific Boulevard SE
124                    1   La Posada Lodge & Casitas - Tucson, AZ(10)           5900 North Oracle Road
125                    1   Southern Shores                                      1 Ocean Boulevard
127                    1   Walgreens - Christiansburg, VA                       2460 North Franklin Street
129                    1   The Latrobe Office Building                          901 North Charles Street
132                    1   Walgreens - Taylorville, IL                          315 North Webster Street
133                    1   Walgreens - New Kensington, PA                       2455 Leechburg Road
136                    1   CVS - Orlando, FL                                    13300 East Colonial Drive
137                    1   Jacob Heights Phase III                              533 Joseph Path
138                    2   Lemans Apartments                                    945 East 4500 South
140                    1   CVS - Robertsdale, AL                                21975 Highway 59
141                    1   CVS - Haines City, FL                                35799 US Highway 27
142                    1   Walgreens - Glen Burnie, MD                          6700 Ritchie Highway
143                    1   CVS - Gulfport, MS                                   1422 East Pass Road
145                    1   Conn's - San Antonio, TX                             11751 West FM 1604
146                    1   Irongate Village Shopping Center                     2345 Memorial Drive (U.S. 231)
150                    1   Office Depot - Warrensburg, MO                       133 East Parsons Avenue
151                    1   CVS - Columbia, TN II                                627 S. James Campbell Boulevard
152                    1   CVS - Columbia, TN I                                 814 Nashville Highway
154                    1   CVS - Portsmouth, OH                                 2812 Scioto Trail
155                    1   Rite Aid - Cleveland, OH                             3402 Clark Avenue
156                    1   Rite Aid - Fremont, OH                               2020 West State Street
157                    1   Family Dollar and Charter One Bank                   12212-12224 Madison Avenue
159                    1   Advance Auto Parts - Holland Township, MI            12424 Riley Street
161                    1   Advance Auto Parts - Holland, MI                     927 South Washington
162                    1   Advance Auto Parts - Zeeland, MI                     59 West Washington

Mortgage                                                                        Cut-Off Date       Monthly P&I
Loan Number      City                  State    Zip Code  County                Loan Balance ($)   Payments ($)   Grace Days
---------------  --------------------  -------  --------  -------------------   ----------------   ------------   -----------------
1                Chicago               IL          60605  Cook                    163,600,000.00   IO
2                Various               Various  Various   Various                 150,000,000.00     879,680.66
2                Birch Run             MI          48415  Saginaw
2                Williamsburg          VA          23188  James City
2                Hagerstown            MD          21740  Washington
3                Chicago               IL          60611  Cook                    148,500,000.00     918,206.81
4                Various               Various  Various   Various                 147,500,000.00     917,797.67       5
4                Frederick             MD          21704  Frederick
4                Bellingham            MA          02019  Norfolk
4                University Park       IL          60466  Will
4                Lawrenceville         GA          30045  Gwinnett
4                Yulee                 FL          32097  Nassau
4                Newark                CA          94560  Alameda
4                Butner                NC          27509  Granville
4                Fort Worth            TX          76106  Tarrant
4.09             City of Industry      CA          91744  Los Angeles
4.10             Ypsilanti Township    MI          48197  Washtenaw
4.11             National City         CA          91950  San Diego
4.12             Englewood             CO          80112  Douglas
4.13             Independence          KY          41051  Boone
4.14             Bridgeton             MO          63044  Saint Louis
4.15             Beaverton             OR          97005  Washington
4.16             North Kansas City     MO          64116  Clay
4.17             Tampa                 FL          33619  Hillsborough
4.18             Denville              NJ          07834  Morris
4.19             Woodinville           WA          98072  King
4.20             Denver                CO          80239  Denver
4.21             Miami                 FL          33167  Miami-Dade
4.22             Riverside             CA          92507  Riverside
4.23             Houston               TX          77029  Harris
4.24             Erwin                 TN          37650  Unicoi
4.25             Maple Grove           MN          55369  Hennepin
4.26             Pensacola             FL          32503  Escambia
4.27             Elkhart               IN          46516  Elkhart
4.28             Tulsa                 OK          74117  Tulsa
4.29             Midfield              AL          35228  Jefferson
4.30             Newtown               CT          06470  Fairfield
4.31             Nashville             TN          37209  Davidson
4.32             Charlotte             NC          28208  Mecklenburg
4.33             Allentown             PA          18106  Lehigh
4.34             San Antonio           TX          78219  Bexar
4.35             Richmond              VA          23230  Henrico
4.36             New Stanton Township  PA          15672  Westmoreland
4.37             Albuquerque           NM          87104  Bernalillo
4.38             Yaphank               NY          11980  Suffolk
4.39             Portland              ME          04103  Cumberland
4.40             Memphis               TN          38118  Shelby
4.41             Shelburne             VT          05482  Chittenden
4.42             Fargo                 ND          58102  Cass
4.43             Shreveport            LA          71108  Caddo Parish
4.44             Lake City             FL          32025  Columbia
4.45             Little Rock           AR          72206  Pulaski
4.46             Virginia Beach        VA          23462  Virginia Beach City
4.47             Tallmadge             OH          44278  Summit
4.48             Eagan                 MN          55121  Dakota
4.49             Springfield           MO          65802  Greene
4.50             Sioux Falls           SD          57104  Minnehaha
4.51             El Paso               TX          79915  El Paso
4.52             Des Moines            IA          50313  Polk
4.53             Harlingen             TX          78552  Cameron
4.54             Grand Rapids          MI          49507  Kent
4.55             North Charleston      SC          29418  Charleston
4.56             Wausau                WI          54401  Marathon
4.57             Lubbock               TX          79404  Lubbock
4.58             Pearl                 MS          39208  Rankin
5.00             Various               Various  Various   Various                 146,092,500.00     903,701.52       5
5.01             Denver                CO          80124  Douglas
5.02             Bedford Park          IL          60638  Cook
5.03             Plantation            FL          33324  Broward
5.04             Austin                TX          78744  Travis
5.05             Bedford Park          IL          60638  Cook
5.06             Plantation            FL          33324  Broward
5.07             Broomfield            CO          80021  Boulder
5                Salt Lake City        UT          84116  Salt Lake
5                Houston               TX          77056  Harris
5                Bedford Park          IL          60638  Cook
5                Pontiac               MI          48341  Oakland
5                Bedford Park          IL          60638  Cook
5                Austin                TX          78759  Travis
5                Austin                TX          78744  Travis
5                Round Rock            TX          78664  Williamson
5                Austin                TX          78759  Travis
5                Tampa                 FL          33619  Hillsborough
5                Pontiac               MI          48341  Oakland
5                Schaumburg            IL          60173  Cook
5                Bedford Park          IL          60638  Cook
5                Schaumburg            IL          60173  Cook
5                Brandon               FL          33619  Hillsborough
5                Fort Wayne            IN          46818  Allen
5                Louisville            KY          40241  Jefferson
5                Merrillville          IN          46410  Lake
5                Louisville            CO          80027  Boulder
5                Fishers               IN          46256  Hamilton
5                Sugarland             TX          77477  Fort Bend
5                Sugarland             TX          77477  Fort Bend
5                Merrillville          IN          46410  Lake
5                Mesquite              TX          75150  Dallas
5                Merrillville          IN          46410  Lake
5                Mishawaka             IN          46545  St Joseph
5                Pontiac               MI          48341  Oakland
5                Austin                TX          78744  Travis
5                Merrillville          IN          46410  Lake
5                Merrillville          IN          46410  Lake
5                Valparaiso            IN          46383  Porter
5                Austin                TX          78744  Travis
5                Grand Rapids          MI          49512  Kent
5                South Bend            IN          46617  Saint Joseph
5                Benton Harbor         MI          49022  Berrien
5                Valparaiso            IN          46383  Porter
6                New York              NY          10018  New York                137,314,250.10     861,399.20
8                Salinas               CA          93906  Monterey                 75,700,000.00     446,585.29
9                Phoenix               AZ          85027  Maricopa                 63,000,000.00   IO
13               Las Vegas             NV          89128  Clark                    50,750,000.00   IO
14               Beverly Hills         CA          90211  Los Angeles              47,000,000.00   IO
14               Beverly Hills         CA          90211  Los Angeles
14               Beverly Hills         CA          90211  Los Angeles
14               Beverly Hills         CA          90211  Los Angeles
15               San Rafael            CA          94901  Marin                    45,000,000.00   IO
16               Denver                CO          80237  Denver                   43,700,000.00   IO
17               Sacramento            CA          95831  Sacramento               38,800,000.00   IO
18               Phoenix               AZ          85012  Maricopa                 35,600,000.00   IO
19               Anaheim               CA          92806  Orange                   35,400,000.00   IO
20               San Bernardino        CA          92407  San Bernardino           29,500,000.00   IO
21               Rockville             MD          20852  Montgomery               29,000,000.00   IO
22               San Francisco         CA          94111  San Francisco            27,750,000.00   IO
23               Carmel                IN          46032  Hamilton                 27,000,000.00     163,967.55
24               Beaverton             OR          97007  Washington               25,900,000.00   IO
25               Overland Park         KS          66212  Johnson                  25,256,000.00     157,977.77
26               Vallejo               CA          94590  Solano                   24,500,000.00   IO
28               Carmel                IN          46032  Hamilton                 24,250,000.00     147,267.16
29               Kent                  WA          98032  King                     24,000,000.00   IO
30               Santa Clara           CA          95054  Santa Clara              23,500,000.00   IO
31               Philadelphia          PA          19144  Philadelphia             23,000,000.00     142,963.98
33               Cicero                NY          13039  Onondaga                 21,800,000.00     129,722.54
34               Snellville            GA          30039  Gwinnet                  21,000,000.00     126,040.66
35               Towson                MD          21204  Baltimore                21,000,000.00     141,138.10
36               Houston               TX          77084  Harris                   20,800,000.00   IO
37               Greensboro            NC          27407  Guilford                 20,500,000.00     114,283.43
38               Sacramento            CA          95834  Sacramento               20,300,000.00   IO
42               New York              NY          10025  New York                 19,500,000.00   IO
43               Staten Island         NY          10314  Richmond                 19,100,000.00     116,362.58
44               College Station       TX          77840  Brazos                   19,093,750.00   IO
45               Rockville             MD          20852  Montgomery               18,500,000.00   IO
46               Fishers               IN          46038  Hamilton                 18,460,000.00     112,105.22
47               Richmond              VA          23228  Henrico                  18,180,000.00     101,349.89
48               Cleveland             OH          44134  Cuyahoga                 17,700,000.00     106,918.33
49               Houston               TX          77040  Harris                   17,200,000.00     104,898.63
50               Oak Park              MI          48237  Oakland                  17,000,000.00     102,689.92
51               Dearborn              MI          48120  Wayne                    16,750,000.00     101,179.77
52               Tallahassee           FL          32301  Leon                     16,500,000.00     103,208.48
53               Chino                 CA          91710  San Bernardino           16,500,000.00   IO
54               Indianapolis          IN          46254  Marion                   16,050,000.00      97,469.60
55               Melville              NY          11747  Suffolk                  15,987,630.05      98,618.84
55               Melville              NY          11747  Suffolk
55               Melville              NY          11747  Suffolk
56               Fort Collins          CO          80525  Larimer                  15,700,000.00   IO
59               Brooklyn              NY          11209  Kings                    14,988,085.31      91,481.36
60               Jonesboro             GA          30238  Clayton                  14,925,000.00      88,239.32
61               Charlotte             NC          28210  Mecklenburg              14,500,000.00      90,034.80   5 (once per year)
62               Glen Allen            VA          23060  Henrico                  13,750,000.00      76,653.52
65               Charlotte             NC          28226  Mecklenburg              12,750,000.00      78,421.04
66               Sacramento            CA          95815  Sacramento               12,500,000.00      76,072.61
67               North Oaks            MN          55127  Ramsey                   12,300,000.00      75,733.22
67               North Oaks            MN          55127  Ramsey
67               North Oaks            MN          55127  Ramsey
67               North Oaks            MN          55127  Ramsey
68               Phoenix               AZ          85053  Maricopa                 12,200,000.00   IO
71               Spring Hill           TN          37174  Williamson               11,500,000.00   IO
72               Long Beach            CA          90806  Los Angeles              11,050,000.00   IO
73               Shawnee               KS          66216  Johnson                  10,957,100.00      68,537.31
74               Nashville             TN          37027  Davidson                 10,760,000.00      65,831.86
75               Greensboro            NC          27410  Guilford                 10,750,000.00      59,929.11
77               Greensboro            NC          27410  Guilford                 10,350,000.00      57,699.19
78               Tucson                AZ          85704  Pima                     10,020,000.00      63,201.48
79               Watauga               TX          76148  Tarrant                   9,958,000.00   IO
80               Decatur               GA          30032  DeKalb                    9,950,000.00      59,080.77
81               Bradenton             FL          34209  Manatee                   9,750,000.00      59,462.88
82               Lees Summit           MO          64063  Jackson                   9,702,000.00      60,686.58
83               Brentwood             TN          37027  Davidson                  9,120,000.00      55,798.00
85               Glen Ellen            CA          95442  Sonoma                    9,000,000.00      58,433.67
86               San Antonio           TX          78249  Bexar                     8,787,000.00      53,760.64
87               Blaine                MN          55449  Anoka                     8,493,798.61      53,558.19
88               Shawnee               KS          66216  Johnson                   8,019,550.00      50,162.76
91               Cromwell              CT          06416  Middlesex                 7,570,000.00      50,358.94
92               Livonia               MI          48152  Wayne                     7,550,000.00      45,606.41
96               Tucson                AZ          85704  Pima                      7,145,000.00      45,067.32
97               Hammond               IN          46323  Lake                      6,815,000.00      42,156.34       5
99               Valparaiso            IN          46385  Porter                    6,744,681.51      41,297.86
100              Bolingbrook           IL          60440  Will                      6,350,000.00      39,056.75
101              San Pedro             CA          90731  Los Angeles               6,000,000.00      34,710.04
102              Millersville          MD          21108  Anne Arundel              6,000,000.00      38,121.59
104              Independence          MO          64055  Jackson                   5,931,000.00   IO
105              Coconut Creek         FL          33073  Broward                   5,795,000.00      34,483.58
108              Duluth                GA          30096  Gwinnett                  5,250,000.00      32,804.69
109              Duarte                CA          91010  Los Angeles               5,196,195.58      32,730.87
111              Madison Heights       MI          48071  Oakland                   5,000,000.00      30,202.92
112              Mystic                CT          06355  New London                4,910,000.00      32,663.46
113              Baltimore             MD          21212  Baltimore City            4,900,382.23      28,713.36
114              Evanston              IL          60201  Cook                      4,900,000.00      30,042.78
115              Southington           CT          06489  Hartford                  4,860,000.00      32,330.84
118              Hauppauge             NY          11788  Suffolk                   4,570,000.00      27,989.83
120              Quinton               VA          23141  New Kent                  4,396,523.78      26,891.56
122              Albany                OR          97321  Linn                      4,241,000.00   IO
124              Tucson                AZ          85704  Pima                      4,120,000.00      27,767.07
125              Southern Shores       NC          27949  Dare                      4,040,000.00      25,455.89
127              Christiansburg        VA          24073  Montgomery                3,942,032.47      24,572.98
129              Baltimore             MD          21201  Baltimore City            3,650,000.00      22,449.94
132              Taylorville           IL          62568  Christian                 3,371,006.25      19,286.37
133              New Kensington        PA          15068  Westmoreland              3,255,000.00   IO
136              Orlando               FL          32826  Orange                    3,016,000.00   IO
137              Mankato               MN          56001  Blue Earth                2,948,000.00   IO
138              Salt Lake City        UT          84117  Salt Lake                 2,765,684.90      17,874.20
140              Robertsdale           AL          36567  Baldwin                   2,720,000.00   IO
141              Haines City           FL          33844  Polk                      2,683,000.00   IO
142              Glen Burnie           MD          21061  Anne Arundel              2,614,125.68      15,572.81
143              Gulf Port             MS          39507  Harrison                  2,611,000.00   IO
145              San Antonio           TX          78250  Bexar                     2,461,000.00   IO
146              Murfreesboro          TN          37129  Rutherford                2,100,000.00      12,848.22
150              Warrensburg           MO          64093  Johnson                   1,810,000.00   IO
151              Columbia              TN          38401  Maury                     1,735,000.00   IO
152              Columbia              TN          38401  Maury                     1,715,000.00   IO
154              Portsmouth            OH          45662  Scioto                    1,424,000.00   IO
155              Cleveland             OH          44109  Cuyahoga                  1,413,000.00   IO
156              Fremont               OH          43420  Sandusky                  1,388,000.00   IO
157              Lakewood              OH          10019  Cuyahoga                  1,348,000.00   IO
159              Holland               MI          49424  Ottawa                    1,231,000.00   IO
161              Holland               MI          49423  Allegan                   1,193,000.00   IO
162              Zeeland               MI          49464  Ottawa                    1,057,000.00   IO



                                                               Original Term   Remaining Term
Mortgage       Mortgage                                        to Maturity     to Maturity      Maturity Date   Original Amort
Loan Number    Rate (%)    Number of Units   Unit of Measure   or ARD (Mos.)   or ARD (Mos.)    or ARD          Term (Mos.)
-----------    --------    ---------------   ---------------   -------------   --------------   -------------   --------------
1              5.9136%           1,019,325   Sq. Ft.                      60               60   08/11/11        IO
2              5.7953%           1,517,440   Sq. Ft.                     120              116   04/11/16                  360
2                                  682,312   Sq. Ft.
2                                  349,787   Sq. Ft.
2                                  485,341   Sq. Ft.
3              6.2900%           1,002,950   Sq. Ft.                     120              119   07/11/16                  360
4              6.3500%           9,003,865   Sq. Ft.                     120              119   07/01/16                  360
4                                  850,000   Sq. Ft.
4                                  448,500   Sq. Ft.
4                                  670,000   Sq. Ft.
4                                  560,000   Sq. Ft.
4                                  462,800   Sq. Ft.
4                                  234,090   Sq. Ft.
4                                  401,648   Sq. Ft.
4                                  272,449   Sq. Ft.
4.09                               135,821   Sq. Ft.
4.10                               168,971   Sq. Ft.
4.11                                93,000   Sq. Ft.
4.12                                68,721   Sq. Ft.
4.13                               202,021   Sq. Ft.
4.14                               192,500   Sq. Ft.
4.15                               105,168   Sq. Ft.
4.16                               234,683   Sq. Ft.
4.17                               108,852   Sq. Ft.
4.18                               142,959   Sq. Ft.
4.19                                77,360   Sq. Ft.
4.20                               113,040   Sq. Ft.
4.21                               102,868   Sq. Ft.
4.22                                95,391   Sq. Ft.
4.23                               157,825   Sq. Ft.
4.24                               153,069   Sq. Ft.
4.25                               103,868   Sq. Ft.
4.26                               107,844   Sq. Ft.
4.27                               183,000   Sq. Ft.
4.28                               143,500   Sq. Ft.
4.29                               123,750   Sq. Ft.
4.30                               113,360   Sq. Ft.
4.31                               101,000   Sq. Ft.
4.32                                95,480   Sq. Ft.
4.33                                83,000   Sq. Ft.
4.34                                95,231   Sq. Ft.
4.35                                83,990   Sq. Ft.
4.36                                76,290   Sq. Ft.
4.37                                65,430   Sq. Ft.
4.38                                81,972   Sq. Ft.
4.39                                51,918   Sq. Ft.
4.40                                98,197   Sq. Ft.
4.41                                62,250   Sq. Ft.
4.42                                81,598   Sq. Ft.
4.43                               132,100   Sq. Ft.
4.44                               106,027   Sq. Ft.
4.45                                92,300   Sq. Ft.
4.46                                64,024   Sq. Ft.
4.47                                77,000   Sq. Ft.
4.48                                64,080   Sq. Ft.
4.49                                98,402   Sq. Ft.
4.50                                63,714   Sq. Ft.
4.51                                65,500   Sq. Ft.
4.52                                58,920   Sq. Ft.
4.53                                87,100   Sq. Ft.
4.54                                91,731   Sq. Ft.
4.55                                40,252   Sq. Ft.
4.56                                50,530   Sq. Ft.
4.57                                71,721   Sq. Ft.
4.58                                37,050   Sq. Ft.
5.00           6.2940%               5,429   Rooms                       120              119   07/01/16                  360
5.01                                   279   Rooms
5.02                                   200   Rooms
5.03                                   250   Rooms
5.04                                   211   Rooms
5.05                                   174   Rooms
5.06                                   138   Rooms
5.07                                   232   Rooms
5                                      154   Rooms
5                                      146   Rooms
5                                      170   Rooms
5                                      290   Rooms
5                                      104   Rooms
5                                      102   Rooms
5                                      152   Rooms
5                                       96   Rooms
5                                       84   Rooms
5                                       90   Rooms
5                                      114   Rooms
5                                      125   Rooms
5                                      120   Rooms
5                                      132   Rooms
5                                      107   Rooms
5                                      142   Rooms
5                                      114   Rooms
5                                      112   Rooms
5                                       88   Rooms
5                                       78   Rooms
5                                      112   Rooms
5                                       78   Rooms
5                                      113   Rooms
5                                      101   Rooms
5                                       78   Rooms
5                                       78   Rooms
5                                      110   Rooms
5                                       66   Rooms
5                                       64   Rooms
5                                       62   Rooms
5                                      111   Rooms
5                                       63   Rooms
5                                      148   Rooms
5                                       80   Rooms
5                                       98   Rooms
5                                       63   Rooms
6              5.7064%           1,169,647   Sq. Ft.                     120              119   07/11/16                  300
8              5.8500%             443,077   Sq. Ft.                     120              119   07/11/16                  360
9              6.5000%                 629   Units                       120              118   06/11/16        IO
13             5.5500%             204,123   Sq. Ft.                      60               60   08/11/11        IO
14             7.1000%             208,872   Sq. Ft.                     120              119   07/11/16        IO
14                                  47,267   Sq. Ft.
14                                  76,229   Sq. Ft.
14                                  85,376   Sq. Ft.
15             6.0900%             131,018   Sq. Ft.                     120              120   08/11/16        IO
16             6.0300%             263,770   Sq. Ft.                     120              119   07/11/16        IO
17             6.3000%                 393   Units                        60               58   06/11/11        IO
18             6.1800%             266,166   Sq. Ft.                     120              119   07/11/16        IO
19             6.2400%                 286   Units                        60               59   07/11/11        IO
20             6.8000%                 304   Units                       120              120   08/11/16        IO
21             6.2100%             115,086   Sq. Ft.                     120              120   08/11/16        IO
22             6.6300%             141,844   Sq. Ft.                      60               59   07/11/11        IO
23             6.1200%                 400   Units                       120              119   07/11/16                  360
24             6.3000%                 440   Units                        60               58   06/11/11        IO
25             6.4000%             201,974   Sq. Ft.                     120              119   07/11/16                  360
26             6.3000%                 260   Units                        60               58   06/11/11        IO
28             6.1200%                 322   Units                       120              119   07/11/16                  360
29             6.5900%                 304   Units                        60               60   08/11/11        IO
30             6.0500%             142,552   Sq. Ft.                     120              119   07/11/16        IO
31             6.3400%             677,000   Sq. Ft.                     120              120   08/11/16                  360
33             5.9300%             149,368   Sq. Ft.                     120              119   07/11/16                  360
34             6.0100%                 256   Units                       120              116   04/11/16                  360
35             6.4500%                 284   Rooms                       120              120   08/11/16                  300
36             6.2100%             163,012   Sq. Ft.                     120              119   07/11/16        IO
37             5.3350%                 320   Units                       120              119   07/11/16                  360
38             6.2600%                 216   Units                       120              120   08/11/16        IO
42             6.7000%               7,619   Sq. Ft.                     120              119   07/11/16        IO
43             6.1500%              76,278   Sq. Ft.                     120              119   07/11/16                  360
44             6.3200%                 292   Units                       120              120   08/11/16        IO
45             6.2400%              61,902   Sq. Ft.                     120              120   08/11/16        IO
46             6.1200%                 300   Units                       120              119   07/11/16                  360
47             5.3350%                 312   Units                       120              119   07/11/16                  360
48             6.0700%             240,087   Sq. Ft.                     120              118   06/11/16                  360
49             6.1600%                 536   Units                       120              119   07/11/16                  360
50             6.0700%                 298   Units                       120              119   07/11/16                  360
51             6.0700%                 303   Units                       120              119   07/11/16                  360
52             6.4000%             109,564   Sq. Ft.                     120              120   08/11/16                  360
53             5.8600%             116,673   Sq. Ft.                     120              118   06/11/16        IO
54             6.1200%                 240   Units                       120              119   07/11/16                  360
55             6.2600%              91,580   Sq. Ft.                     120              119   07/11/16                  360
55                                  39,930   Sq. Ft.
55                                  51,650   Sq. Ft.
56             5.9700%                 259   Units                       120              119   07/11/16        IO
59             6.1600%             111,803   Sq. Ft.                     120              119   07/11/16                  360
60             5.8700%                 256   Units                       120              119   07/11/16                  360
61             6.3300%                 124   Rooms                       120              119   07/11/16                  360
62             5.3350%                 212   Units                       120              119   07/11/16                  360
65             6.2400%              53,796   Sq. Ft.                     120              118   06/11/16                  360
66             6.1400%             148,772   Sq. Ft.                     120              119   07/11/16                  360
67             6.2500%              87,655   Sq. Ft.                     120              118   06/11/16                  360
67                                  39,978   Sq. Ft.
67                                  29,454   Sq. Ft.
67                                  18,223   Sq. Ft.
68             6.1900%                 208   Units                       120              119   07/11/16        IO
71             6.2000%              66,070   Sq. Ft.                     120              120   08/11/16        IO
72             6.2000%              47,724   Sq. Ft.                     120              120   08/11/16        IO
73             6.4000%             133,195   Sq. Ft.                     120              119   07/11/16                  360
74             6.1900%              48,200   Sq. Ft.                     120              119   07/11/16                  360
75             5.3350%                 297   Units                       120              119   07/11/16                  360
77             5.3350%                 256   Units                       120              119   07/11/16                  360
78             6.4800%                 109   Rooms                       120              120   08/11/16                  360
79             6.0500%              65,280   Sq. Ft.                     120              118   06/11/16        IO
80             5.9100%             188,472   Sq. Ft.                     120              117   05/11/16                  360
81             6.1600%             183,591   Sq. Ft.                     120              118   06/11/16                  360
82             6.4000%             134,750   Sq. Ft.                     120              119   07/11/16                  360
83             6.1900%              58,400   Sq. Ft.                     120              119   07/11/16                  360
85             6.7600%                  23   Rooms                        60               60   08/11/11                  360
86             6.1900%                 248   Units                       120              119   07/11/16                  360
87             6.4700%              67,521   Sq. Ft.                     120              119   07/11/16                  360
88             6.4000%             103,732   Sq. Ft.                     120              119   07/11/16                  360
91             6.3400%                 145   Rooms                       120              118   06/11/16                  300
92             6.0700%                 144   Units                       120              119   07/11/16                  360
96             6.4800%                  77   Rooms                       120              120   08/11/16                  360
97             6.2940%                  94   Rooms                       120              119   07/01/16                  360
99             6.1900%              89,952   Sq. Ft.                     120              119   07/11/16                  360
100            6.2400%             145,000   Sq. Ft.                     120              119   07/11/16                  360
101            5.6700%              14,472   Sq. Ft.                     120              119   07/11/16                  360
102            6.5500%              62,206   Sq. Ft.                     120              120   08/11/16                  360
104            5.4000%             123,289   Sq. Ft.                     120              117   05/11/16        IO
105            5.9300%              41,376   Sq. Ft.                     120              119   07/11/16                  360
108            6.3900%              46,468   Sq. Ft.                     120              118   06/11/16                  360
109            6.4600%              19,495   Sq. Ft.                     120              119   07/11/16                  360
111            6.0700%                 128   Units                       120              119   07/11/16                  360
112            6.3400%                 120   Rooms                       120              118   06/11/16                  300
113            5.7300%              13,533   Sq. Ft.                     120              114   02/11/16                  360
114            6.2100%                  30   Units                       120              118   06/11/16                  360
115            6.3400%                 122   Rooms                       120              118   06/11/16                  300
118            6.2000%              40,000   Sq. Ft.                     120              119   07/11/16                  360
120            6.1800%              49,000   Sq. Ft.                     120              119   07/11/16                  360
122            5.3600%              13,650   Sq. Ft.                     120              116   04/11/16        IO
124            6.4800%                  72   Rooms                       120              120   08/11/16                  300
125            6.4700%              25,162   Sq. Ft.                     120              119   07/11/16                  360
127            6.3600%              14,560   Sq. Ft.                     120              119   07/11/16                  360
129            6.2400%              46,279   Sq. Ft.                     120              120   08/11/16                  360
132            5.5100%              14,550   Sq. Ft.                     120              114   02/11/16                  360
133            5.2800%              14,820   Sq. Ft.                     120              117   05/11/16        IO
136            5.6800%              13,813   Sq. Ft.                     120              116   04/11/16        IO
137            6.1900%                  24   Units                       120              120   08/11/16        IO
138            6.7000%                  83   Units                       120              118   06/11/16                  360
140            5.2300%              12,296   Sq. Ft.                     120              116   04/11/16        IO
141            5.3400%              10,908   Sq. Ft.                     120              117   05/11/16        IO
142            5.9230%              14,490   Sq. Ft.                     120              118   06/11/16                  360
143            5.2800%              10,908   Sq. Ft.                     120              116   04/11/16        IO
145            5.8600%              25,230   Sq. Ft.                      60               57   05/11/11        IO
146            6.1900%              15,156   Sq. Ft.                     120              119   07/11/16                  360
150            5.8500%              20,000   Sq. Ft.                      60               56   04/11/11        IO
151            6.4400%              10,180   Sq. Ft.                      60               58   06/11/11        IO
152            6.4400%              10,180   Sq. Ft.                      60               58   06/11/11        IO
154            5.6700%              10,170   Sq. Ft.                      60               55   03/11/11        IO
155            6.0500%              11,325   Sq. Ft.                      60               57   05/11/11        IO
156            6.0500%              11,325   Sq. Ft.                      60               57   05/11/11        IO
157            5.7700%              12,737   Sq. Ft.                      60               57   05/11/11        IO
159            5.8300%               7,000   Sq. Ft.                     120              116   04/11/16        IO
161            5.8300%               7,000   Sq. Ft.                     120              116   04/11/16        IO
162            5.8300%               7,000   Sq. Ft.                     120              116   04/11/16        IO


Mortgage      Remaining Amort                  Master Servicing              Anticipated
Loan Number   Term (Mos.)       Ground Lease   Fee Rate           ARD Loan   Repayment Date
-----------   ---------------   ------------   ----------------   --------   --------------
1             IO                Fee                     0.02000%  N
2                         360   Fee                     0.02000%  N
2                               Fee
2                               Fee
2                               Fee
3                         360   Fee                     0.02000%  N
4                         360   Fee                     0.01750%  N
4                               Fee
4                               Fee
4                               Fee
4                               Fee
4                               Fee
4                               Fee
4                               Fee
4                               Fee
4.09                            Fee
4.10                            Fee
4.11                            Fee
4.12                            Fee
4.13                            Fee
4.14                            Fee
4.15                            Fee
4.16                            Fee
4.17                            Fee
4.18                            Fee
4.19                            Fee
4.20                            Fee
4.21                            Fee
4.22                            Fee
4.23                            Fee
4.24                            Fee
4.25                            Fee
4.26                            Fee
4.27                            Fee
4.28                            Fee
4.29                            Fee
4.30                            Fee
4.31                            Fee
4.32                            Fee
4.33                            Fee
4.34                            Fee
4.35                            Fee
4.36                            Fee
4.37                            Fee
4.38                            Fee
4.39                            Fee
4.40                            Fee
4.41                            Fee
4.42                            Fee
4.43                            Fee
4.44                            Fee
4.45                            Fee
4.46                            Fee
4.47                            Fee
4.48                            Fee
4.49                            Fee
4.50                            Fee
4.51                            Fee
4.52                            Fee
4.53                            Fee
4.54                            Fee
4.55                            Fee
4.56                            Fee
4.57                            Fee
4.58                            Fee
5.00                      360   Fee                     0.02000%  N
5.01                            Fee
5.02                            Fee
5.03                            Fee
5.04                            Fee
5.05                            Fee
5.06                            Fee
5.07                            Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
5                               Fee
6                         299   Leasehold               0.02000%  N
8                         360   Fee                     0.02000%  N
9             IO                Fee                     0.02000%  N
13            IO                Fee                     0.02000%  N
14            IO                Various                 0.02000%  N
14                              Fee
14                              Leasehold
14                              Leasehold
15            IO                Both                    0.02000%  N
16            IO                Fee                     0.02000%  Y          7/11/2016
17            IO                Fee                     0.02000%  N
18            IO                Fee                     0.02000%  N
19            IO                Fee                     0.02000%  N
20            IO                Fee                     0.02000%  N
21            IO                Fee                     0.03500%  N
22            IO                Fee                     0.02000%  N
23                        360   Fee                     0.02000%  N
24            IO                Fee                     0.02000%  N
25                        360   Fee                     0.02000%  N
26            IO                Fee                     0.02000%  N
28                        360   Fee                     0.02000%  N
29            IO                Fee                     0.02000%  N
30            IO                Fee                     0.02000%  N
31                        360   Fee                     0.02000%  N
33                        360   Fee                     0.02000%  N
34                        360   Fee                     0.02000%  N
35                        300   Fee                     0.02000%  N
36            IO                Fee                     0.02000%  N
37                        360   Fee                     0.02000%  N
38            IO                Fee                     0.02000%  N
42            IO                Fee                     0.02000%  N
43                        360   Fee                     0.02000%  N
44            IO                Fee                     0.02000%  Y          8/11/2016
45            IO                Fee                     0.05000%  N
46                        360   Fee                     0.02000%  N
47                        360   Fee                     0.02000%  N
48                        360   Fee                     0.02000%  N
49                        360   Fee                     0.05000%  N
50                        360   Fee                     0.02000%  N
51                        360   Fee                     0.02000%  N
52                        360   Fee                     0.02000%  N
53            IO                Fee                     0.02000%  Y          6/11/2016
54                        360   Fee                     0.02000%  N
55                        359   Fee                     0.02000%  N
55                              Fee
55                              Fee
56            IO                Fee                     0.02000%  N
59                        359   Fee                     0.02000%  N
60                        360   Leasehold               0.02000%  N
61                        360   Fee                     0.02000%  N
62                        360   Fee                     0.02000%  N
65                        360   Fee                     0.02000%  N
66                        360   Fee                     0.02000%  N
67                        360   Fee                     0.05000%  N
67                              Fee
67                              Fee
67                              Fee
68            IO                Fee                     0.02000%  N
71            IO                Fee                     0.02000%  N
72            IO                Leasehold               0.02000%  Y          8/11/2016
73                        360   Fee                     0.02000%  N
74                        360   Fee                     0.02000%  N
75                        360   Fee                     0.02000%  N
77                        360   Fee                     0.02000%  N
78                        360   Fee                     0.02000%  N
79            IO                Fee                     0.02000%  Y          6/11/2016
80                        360   Fee                     0.02000%  N
81                        360   Fee                     0.02000%  N
82                        360   Fee                     0.02000%  N
83                        360   Fee                     0.02000%  N
85                        360   Fee                     0.02000%  N
86                        360   Fee                     0.06000%  N
87                        359   Fee                     0.07000%  Y          7/11/2016
88                        360   Fee                     0.02000%  N
91                        300   Fee                     0.02000%  N
92                        360   Fee                     0.02000%  N
96                        360   Fee                     0.02000%  N
97                        360   Fee                     0.02000%  N
99                        359   Fee                     0.02000%  N
100                       360   Fee                     0.02000%  Y          7/11/2016
101                       360   Fee                     0.02000%  N
102                       360   Fee                     0.02000%  N
104           IO                Fee                     0.02000%  Y          5/11/2016
105                       360   Fee                     0.02000%  N
108                       360   Fee                     0.02000%  N
109                       359   Fee                     0.02000%  N
111                       360   Fee                     0.02000%  N
112                       300   Fee                     0.02000%  N
113                       354   Fee                     0.02000%  Y          2/11/2016
114                       360   Fee                     0.02000%  N
115                       300   Fee                     0.02000%  N
118                       360   Fee                     0.02000%  N
120                       359   Fee                     0.02000%  N
122           IO                Fee                     0.02000%  Y          4/11/2016
124                       300   Fee                     0.02000%  N
125                       360   Fee                     0.02000%  N
127                       359   Fee                     0.02000%  N
129                       360   Both                    0.02000%  N
132                       354   Fee                     0.02000%  Y          2/11/2016
133           IO                Fee                     0.02000%  Y          5/11/2016
136           IO                Fee                     0.02000%  Y          4/11/2016
137           IO                Fee                     0.02000%  N
138                       358   Fee                     0.02000%  N
140           IO                Fee                     0.02000%  Y          4/11/2016
141           IO                Fee                     0.02000%  Y          5/11/2016
142                       358   Leasehold               0.02000%  Y          6/11/2016
143           IO                Fee                     0.02000%  Y          4/11/2016
145           IO                Fee                     0.02000%  Y          5/11/2011
146                       360   Fee                     0.02000%  N
150           IO                Fee                     0.02000%  Y          4/11/2011
151           IO                Fee                     0.02000%  Y          6/11/2011
152           IO                Fee                     0.02000%  Y          6/11/2011
154           IO                Fee                     0.02000%  Y          3/11/2011
155           IO                Fee                     0.02000%  Y          5/11/2011
156           IO                Fee                     0.02000%  Y          5/11/2011
157           IO                Fee                     0.02000%  Y          5/11/2011
159           IO                Fee                     0.02000%  Y          4/11/2016
161           IO                Fee                     0.02000%  Y          4/11/2016
162           IO                Fee                     0.02000%  Y          4/11/2016


Mortgage
Loan Number   Additional Interest Rate
-----------   ----------------------------------------------------------------------------------------
1
2
2
2
2
3
4
4
4
4
4
4
4
4
4
4.09
4.10
4.11
4.12
4.13
4.14
4.15
4.16
4.17
4.18
4.19
4.20
4.21
4.22
4.23
4.24
4.25
4.26
4.27
4.28
4.29
4.30
4.31
4.32
4.33
4.34
4.35
4.36
4.37
4.38
4.39
4.40
4.41
4.42
4.43
4.44
4.45
4.46
4.47
4.48
4.49
4.50
4.51
4.52
4.53
4.54
4.55
4.56
4.57
4.58
5.00
5.01
5.02
5.03
5.04
5.05
5.06
5.07
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
6
8
9
13
14
14
14
14
15
16            Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%
17
18
19
20
21
22
23
24
25
26
28
29
30
31
33
34
35
36
37
38
42
43
44            Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
45
46
47
48
49
50
51
52
53            Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
54
55
55
55
56
59
60
61
62
65
66
67
67
67
67
68
71
72            Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
73
74
75
77
78
79            Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
80
81
82
83
85
86
87            Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%, increasing 0.25% annually
88
91
92
96
97
99
100           Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%
101
102
104           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
105
108
109
111
112
113           Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%, increasing 0.25% annually
114
115
118
120
122           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
124
125
127
129
132           Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%, increasing 0.25% annually
133           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
136           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
137
138
140           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
141           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
142           Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%, increasing 0.25% annually
143           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
145           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
146
150           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
151           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
152           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
154           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
155           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
156           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
157           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
159           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
161           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%
162           Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%

Mortgage                        Environmental   Cross Collateralized and           Prepayment
Loan Number   Loan Originator   Insurance       Cross Defaulted Loan Flag          Provisions   Early Defeasance   Secured by LC
-----------   ---------------   -------------   -------------------------------    ----------   ----------------   -------------
1             Wachovia          N                                                  N            N                  N
2             Wachovia          N                                                  Y            N                  N
2                               N
2                               N
2                               N
3             Wachovia          N                                                  Y            N                  Y
4             Wachovia          Y                                                  Y            N                  N
4                               Y
4                               Y
4                               Y
4                               Y
4                               Y
4                               Y
4                               Y
4                               Y
4.09                            Y
4.10                            Y
4.11                            Y
4.12                            Y
4.13                            Y
4.14                            Y
4.15                            Y
4.16                            Y
4.17                            Y
4.18                            Y
4.19                            Y
4.20                            Y
4.21                            Y
4.22                            Y
4.23                            Y
4.24                            Y
4.25                            Y
4.26                            Y
4.27                            Y
4.28                            Y
4.29                            Y
4.30                            Y
4.31                            Y
4.32                            Y
4.33                            Y
4.34                            Y
4.35                            Y
4.36                            Y
4.37                            Y
4.38                            Y
4.39                            Y
4.40                            Y
4.41                            Y
4.42                            Y
4.43                            Y
4.44                            Y
4.45                            Y
4.46                            Y
4.47                            Y
4.48                            Y
4.49                            Y
4.50                            Y
4.51                            Y
4.52                            Y
4.53                            Y
4.54                            Y
4.55                            Y
4.56                            Y
4.57                            Y
4.58                            Y
5.00          Wachovia          N                                                  Y            N                  N
5.01                            N
5.02                            N
5.03                            N
5.04                            N
5.05                            N
5.06                            N
5.07                            N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
5                               N
6             Wachovia          N                                                  Y            N                  N
8             Wachovia          N                                                  Y            N                  N
9             Wachovia          N                                                  Y            N                  N
13            Wachovia          N                                                  Y            N                  N
14            Wachovia          N                                                  Y            N                  N
14                              N
14                              N
14                              N
15            Wachovia          N                                                  Y            N                  N
16            Wachovia          N                                                  Y            N                  N
17            Wachovia          N                                                  N            N                  N
18            Wachovia          N                                                  Y            N                  Y
19            Wachovia          N                                                  N            N                  N
20            Wachovia          N                                                  Y            N                  N
21            Wachovia          N                                                  Y            N                  Y
22            Wachovia          N                                                  Y            N                  Y
23            Wachovia          N                                                  Y            N                  N
24            Wachovia          N                                                  N            N                  N
25            Wachovia          N                                                  N            N                  N
26            Wachovia          N                                                  N            N                  N
28            Wachovia          N                                                  Y            N                  N
29            Wachovia          N                                                  N            N                  N
30            Wachovia          N                                                  Y            N                  N
31            Wachovia          N                                                  Y            N                  N
33            Wachovia          N                                                  Y            N                  N
34            Wachovia          N                                                  Y            N                  N
35            Wachovia          N                                                  Y            N                  N
36            Wachovia          N                                                  Y            N                  N
37            Wachovia          N                                                  Y            N                  N
38            Wachovia          N                                                  Y            N                  N
42            Wachovia          N                                                  Y            N                  N
43            Wachovia          N                                                  Y            N                  N
44            Wachovia          N                                                  N            N                  N
45            Wachovia          N                                                  Y            N                  N
46            Wachovia          N                                                  Y            N                  N
47            Wachovia          N                                                  Y            N                  N
48            Wachovia          N                                                  Y            N                  N
49            Wachovia          N                                                  Y            N                  N
50            Wachovia          N               Michigan Multifamily Portfolio     N            N                  N
51            Wachovia          N               Michigan Multifamily Portfolio     N            N                  N
52            Wachovia          N                                                  Y            N                  N
53            Wachovia          N                                                  N            N                  N
54            Wachovia          N                                                  Y            N                  N
55            Wachovia          N                                                  Y            N                  N
55                              N
55                              N
56            Wachovia          N                                                  N            N                  N
59            Wachovia          N                                                  Y            N                  N
60            Wachovia          N                                                  Y            N                  N
61            Wachovia          N                                                  N            N                  N
62            Wachovia          N                                                  Y            N                  N
65            Wachovia          N                                                  Y            N                  N
66            Wachovia          N                                                  Y            N                  N
67            Wachovia          N                                                  Y            N                  Y
67                              N
67                              N
67                              N
68            Wachovia          N                                                  N            N                  N
71            Wachovia          N                                                  Y            N                  N
72            Wachovia          N                                                  N            N                  N
73            Wachovia          N                                                  N            N                  N
74            Wachovia          N                                                  Y            N                  N
75            Wachovia          N                                                  Y            N                  N
77            Wachovia          N                                                  Y            N                  N
78            Wachovia          N               Arizona Hotel Portfolio            Y            N                  N
79            Wachovia          N                                                  N            N                  N
80            Wachovia          N                                                  Y            N                  N
81            Wachovia          N                                                  Y            N                  N
82            Wachovia          N                                                  N            N                  N
83            Wachovia          N                                                  Y            N                  Y
85            Wachovia          N                                                  N            N                  N
86            Wachovia          N                                                  Y            N                  N
87            Wachovia          N                                                  Y            N                  N
88            Wachovia          N                                                  N            N                  N
91            Wachovia          N                                                  Y            N                  N
92            Wachovia          N               Michigan Multifamily Portfolio     Y            N                  N
96            Wachovia          N               Arizona Hotel Portfolio            Y            N                  N
97            Wachovia          N                                                  Y            N                  N
99            Wachovia          N                                                  Y            N                  N
100           Wachovia          N                                                  Y            N                  Y
101           Wachovia          N                                                  Y            N                  N
102           Wachovia          N                                                  Y            N                  N
104           Wachovia          N                                                  Y            N                  N
105           Wachovia          N                                                  Y            N                  N
108           Wachovia          N                                                  Y            N                  Y
109           Wachovia          N                                                  Y            N                  N
111           Wachovia          N               Michigan Multifamily Portfolio     Y            N                  N
112           Wachovia          N                                                  Y            N                  N
113           Wachovia          N               Walgreens Portfolio                Y            N                  N
114           Wachovia          N                                                  Y            N                  N
115           Wachovia          N                                                  Y            N                  N
118           Wachovia          N                                                  Y            N                  Y
120           Wachovia          N                                                  N            N                  N
122           Wachovia          N                                                  Y            N                  N
124           Wachovia          N               Arizona Hotel Portfolio            Y            N                  N
125           Wachovia          N                                                  Y            N                  N
127           Wachovia          N                                                  Y            N                  N
129           Wachovia          N                                                  N            N                  N
132           Wachovia          N                                                  Y            N                  N
133           Wachovia          N                                                  Y            N                  N
136           Wachovia          N                                                  Y            N                  N
137           Wachovia          N                                                  Y            N                  N
138           Wachovia          N                                                  Y            N                  N
140           Wachovia          N                                                  Y            N                  N
141           Wachovia          N                                                  Y            N                  N
142           Wachovia          N               Walgreens Portfolio                Y            N                  N
143           Wachovia          N                                                  Y            N                  N
145           Wachovia          N                                                  N            N                  N
146           Wachovia          N                                                  Y            N                  N
150           Wachovia          N                                                  Y            N                  N
151           Wachovia          N                                                  Y            N                  N
152           Wachovia          N                                                  Y            N                  N
154           Wachovia          N                                                  Y            N                  N
155           Wachovia          N                                                  Y            N                  N
156           Wachovia          N                                                  Y            N                  N
157           Wachovia          N                                                  Y            N                  N
159           Wachovia          N                                                  Y            N                  N
161           Wachovia          N                                                  Y            N                  N
162           Wachovia          N                                                  Y            N                  N

                                                                  Initial Deposit to
Mortgage       Interest                    Annual Deposit to      Capital Improvements   Initial         Ongoing TI/LC
Loan Number    Accrual Method   Lockbox    Replacement Reserves   Reserve                TI/LC Escrow    Footnote
-----------   --------------   ---------   --------------------   --------------------   -------------   -------------
1              Actual/360       Day 1                                                       7,000,000
2              Actual/360       Day 1                   242,040              1,303,125                             (2)
2
2
2
3              Actual/360       Day 1                   160,472                            12,748,562
4              Actual/360       Day 1                                          404,310
4
4
4
4
4
4
4
4
4.09
4.10
4.11
4.12
4.13
4.14
4.15
4.16
4.17
4.18
4.19
4.20
4.21
4.22
4.23
4.24
4.25
4.26
4.27
4.28
4.29
4.30
4.31
4.32
4.33
4.34
4.35
4.36
4.37
4.38
4.39
4.40
4.41
4.42
4.43
4.44
4.45
4.46
4.47
4.48
4.49
4.50
4.51
4.52
4.53
4.54
4.55
4.56
4.57
4.58
5.00           Actual/360       Day 1
5.01
5.02
5.03
5.04
5.05
5.06
5.07
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
5
6              Actual/360       Day 1                   233,929                 15,410                             (2)
8              Actual/360       Springing                88,615                 27,750                             (2)
9              Actual/360       Springing               125,796
13             Actual/360       Springing
14             Actual/360                                                                   1,500,000
14
14
14
15             Actual/360       Day 1
16             Actual/360       Day 1                                                                              (2)
17             Actual/360                                83,316
18             Actual/360                                34,602
19             Actual/360                                44,902
20             Actual/360                                55,936
21             Actual/360
22             Actual/360                                 7,092                                                    (2)
23             Actual/360       Springing                70,000
24             Actual/360                                99,440
25             Actual/360       Day 1                    30,296                184,250        252,468             (2)
26             Actual/360                                54,340
28             Actual/360       Springing                56,350
29             Actual/360                                60,800
30             Actual/360                                                       36,625
31             Actual/360       Day 1                    67,300                                                    (2)
33             Actual/360
34             Actual/360                                79,616              1,000,000
35             Actual/360                               524,832                 37,500
36             Actual/360                                39,123                175,760
37             Actual/360       Springing
38             Actual/360                                17,928
42             Actual/360       Day 1
43             Actual/360       Springing                11,442                                                    (2)
44             Actual/360       Day 1                    92,400
45             Actual/360
46             Actual/360       Springing                74,700                 84,375
47             Actual/360       Springing                                      252,500
48             Actual/360       Springing                19,296                 75,000
49             Actual/360                               134,000
50             Actual/360       Day 1                    86,718                850,960
51             Actual/360       Day 1                   103,626                250,901
52             Actual/360       Day 1                    21,913                                50,000              (2)
53             Actual/360       Day 1                    12,156
54             Actual/360       Springing                54,960
55             Actual/360                                 9,158                 17,500
55
55
56             Actual/360       Springing                64,750                 55,969
59             Actual/360                                14,461                                                    (2)
60             Actual/360       Springing                64,000
61             Actual/360       Springing
62             Actual/360       Springing                                      149,400
65             Actual/360                                 5,380                                                    (2)
66             Actual/360       Springing                29,754                               500,000
67             Actual/360                                14,629
67
67
67
68             Actual/360       Springing                52,000
71             Actual/360       Day 1                     6,607
72             Actual/360       Springing                 3,941
73             Actual/360       Day 1                    18,647                141,250        166,494              (2)
74             Actual/360                                                                                          (2)
75             Actual/360       Springing
77             Actual/360       Springing
78             Actual/360                                99,816
79             Actual/360       Day 1
80             Actual/360                                35,226                497,969        125,000
81             Actual/360                                10,858                 51,688
82             Actual/360       Day 1                    14,823                 71,275        168,438              (2)
83             Actual/360
85             Actual/360                                74,147
86             Actual/360                                62,000                 81,937
87             Actual/360       Springing                 7,427
88             Actual/360       Day 1                     9,336                 12,938        600,000              (2)
91             Actual/360                               211,620                 31,250
92             Actual/360       Day 1                    46,080                503,190
96             Actual/360                                57,981
97             Actual/360       Day 1
99             Actual/360                                13,493                 29,425
100            Actual/360       Springing
101            Actual/360
102            Actual/360                                 6,221                                                    (2)
104            Actual/360       Springing
105            Actual/360                                 4,338
108            Actual/360                                 4,647                               100,000              (2)
109            Actual/360
111            Actual/360       Day 1                    34,560                186,285
112            Actual/360                               103,128                 31,250
113            Actual/360       Springing
114            Actual/360                                 7,500
115            Actual/360                               102,900
118            Actual/360                                 7,200                 23,243
120            Actual/360                                 9,310
122            Actual/360       Springing
124            Actual/360                                59,184
125            Actual/360                                 3,019                  2,013                             (2)
127            Actual/360
129            Actual/360                                 8,793                 20,000                             (2)
132            Actual/360       Springing
133            Actual/360       Springing
136            Actual/360       Springing
137            Actual/360                                12,000
138            Actual/360       Day 1                    20,086
140            Actual/360       Springing
141            Actual/360       Springing
142            Actual/360       Springing
143            Actual/360       Springing
145            Actual/360       Springing
146            Actual/360                                 1,516                                                    (2)
150            Actual/360       Springing
151            Actual/360       Springing
152            Actual/360       Springing
154            Actual/360       Springing
155            Actual/360       Springing
156            Actual/360       Springing
157            Actual/360       Springing
159            Actual/360       Springing
161            Actual/360       Springing
162            Actual/360       Springing



(1) Four (4) Mortgage Loans (the Prime Outlets Pool II Loan, the BlueLinx Holdings Pool Loan, the RLJ Hotel Pool Loan and the 500-512 Seventh Avenue Loan) are part of split loan structures and the related pari passu companion loans are not included in the trust fund with respect to each Mortgage Loan, unless otherwise specified.

(2) In addition to any such escrows funded at loan closing for potential TI/LC, these Mortgage Loans require funds to be escrowed during some or all of the loan terms for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(3) Commencing August 11, 2009, Annual Deposit to Replacement Reserves is
$44,902.

(4) Through the 24th payment date, the Annual Deposit to Replacement Reserves will be $90,000 if the reserve balance falls below $100,000. Commencing on the 25th payment date through the 36th payment date, Annual Deposit to Replacement Reserves is $70,000 and $90,000 thereafter.

(5) Through the 24th payment date, the Annual Deposit to Replacement Reserves will be $72,450 if the reserve balance falls below $100,000. Commencing on the 25th payment date through the 36th payment date, Annual Deposit to Replacement Reserves is $56,350 and $72,450 thereafter.

(6) Annual Deposit to Replacement Reserves is $19,296 for the first 48 payments.

(7) Annual Deposit to Replacement Reserves is $99,816 through August 2007 and 3.0% of yearly gross revenue thereafter.

(8) Annual Deposit to Replacement Reserves is $74,147 through August 2007 and 3.0% of yearly gross revenue thereafter.

(9) Annual Deposit to Replacement Reserves is $57,981 through August 2007 and 3.0% of yearly gross revenue thereafter.

(10) Annual Deposit to Replacement Reserves is $59,184 through August 2007 and 3.0% of yearly gross revenue thereafter.

See "DESCRIPTION OF THE MORTGAGED POOL - Additional Mortgage Loan Information" in the prospectus supplement.


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                                    EXHIBIT B

                            Free Writing Prospectuses

1.    Free Writing Prospectus, dated July 29, 2006

2.    Free Writing Prospectus, dated July 29, 2006

3.    Free Writing Prospectus, dated August 4, 2006

[GRAPHIC OMITTED - Cover page of Term Sheet dated July 29, 2006]

[GRAPHIC OMITTED - Cover page of Free Writing Prospectus dated July 29, 2006]

[GRAPHIC OMITTED - Cover page of revised Free Writing Prospectus dated August 4, 2006]